UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2011


                              SIGA RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      333-145879                74-3207964
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                                1002 Ermine Court
                           South Lake Tahoe, CA, 96150
                    (Address of principal executive offices)

                             Telephone: 530-577-4141
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On June 14, 2011, the Company entered into a Letter of Intent (the "LOI") with Montana Mining Corporation, a Delaware corporation headquartered in Blaine, WA, to acquire 100% of the Big Bear Mining Claims 1-9 located in the San Bernardino County (the "Big Bear Claims"). Under the terms of the LOI, the Company will issue 11,000,000 restricted shares of the Company (the "Shares") to acquire 100% of the Big Bear Claims. The Shares shall be issued upon the closing of a due diligence period and the signing of a formal acquisition agreement. The parties expect that the due diligence will be completed and a formal acquisition agreement will be signed by the anticipated closing date of July 7, 2011.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTIONS.

Not applicable.

(D) EXHIBITS

Ex. 10 Letter of Intent Signed June 14, 2011

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SIGA RESOURCES INC.


Date: June 17, 2011                       /s/ Edwin Morrow
                                          ------------------------------------
                                          EDWIN MORROW

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